EXHIBIT 10.26

Warrantholder:
Prior Warrant dated:
Prior Warrant Shares:

Prior Warrant Exercise Price:
Aggregate Exercise Price:
New Warrant Shares:

THIS AGREEMENT entered into as of April __, 2004 between UNITY WIRELESS CORPORATION (the "Company") and the Warrantholder, being the holder of the Prior Warrant (the "Prior Warrant") to purchase the Prior Warrant Shares.

      1. Warrantholder hereby exercises the Prior Warrant Shares in full and is concurrently herewith wiring the Aggregate Exercise Price therefor to the Company.

      2. The Company will issue and deliver to Warrantholder a new warrant (the "New Warrant"), in the form of an exhibit to this Agreement, to purchase New Warrant Shares at US$0.50 per share in accordance with the terms of the New Warrant.

      3. The Company will at its expense file a registration statement on or before April 15, 2004 for the sale by Warrantholder of the Prior Warrant Shares and the New Warrant Shares, and will use its best efforts to cause the registration statement to become effective as soon as possible. Should the registration statement not be effective within 90 days of the filing of the registration statement or if the Company fails to file the registration statement by the deadline, a penalty will apply. The penalty is comprised of a $0.01 reduction in the exercise price of the New Warrant Shares for every 60 day period the Company is in default to a maximum penalty of $0.05.

      4.    Representations.

            a) Warrantholder represents and warrants that it is exercising the Prior Warrant and acquiring the New Warrant solely for investment, solely as principal for its own account and not with a view to or for the resale or distribution thereof except as permitted under applicable securities laws.

            b) Warrantholder understands that it may sell or otherwise transfer the Prior Warrant Shares and the New Warrant and the New Warrant Shares issuable on exercise of the New Warrants (collectively, the "Securities") only if such transaction is duly registered under the Securities Act of 1933, as amended (the, "Act"), or if the Warrantholder shall have received the favorable opinion of its counsel, which opinion should be reasonably satisfactory to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Act. The certificates representing the aforesaid securities will be endorsed with a restrictive legend, and stop transfer instructions will apply. Warrantholder realizes that the Securities are not a liquid investment.

            c) Warrantholder certifies that he or she has an individual net worth, or combined with his or her spouse has a combined net worth, in excess of US$1,000,000. "Net Worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities. For this purpose, Warrantholder's principal residence shall be valued either at cost or at value as in a written appraisal by an institutional lender of a mortgage on the residence, in each case net or mortgages and other encumbrances.

            d) Warrantholder acknowledges that the Company has advised Warrantholder to access the Company's SEC filings on the SEC Edgar database or otherwise, and to carefully review these filings (which among other things list numerous risk factors) with Warrantholder's personal attorneys, accountants and other advisers. Warrantholder also understands that no independent counsel has been retained to represent Warrantholder. In making this investment, Warrantholder has relied solely upon its review of the Company's SEC filings, this Agreement and any investigation or review by Warrantholder's personal representatives Warrantholder has not relied on any representation or warranty by the Company, or any of its officers, directors or employees.


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

      e) Warrantholder represents and warrants that Warrantholder has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Act) in evaluating the risks and merits of this investment. Warrantholder has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

      f) Warrantholder represents and warrants that Warrantholder (i) is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Act, and shall be such on the date any securities are issued to Warrantholder; (ii) is able to bear the economic risk of losing its entire investment in the Securities and understands that an investment in the Company is speculative and involves substantial risks; (iii) has the power and authority to enter into this Agreement, and the execution and delivery of, and performance under this Agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Warrantholder; (iv) has had the opportunity to ask questions and receive answers from officers of the Company regarding any and all matters relating to the Units and the Company; (v) has invested in previous transactions involving restricted securities; and (vi) was not formed expressly for the purpose of making an investment in the Company.

      g) This Agreement may not be changed or terminated orally. It shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state. All disputes hereunder shall be resolved exclusively by arbitration in Newark, New Jersey by the American Arbitration Association, except that any court having jurisdiction may award injunctive and ancillary relief.

      IN WITNESS WHEREOF the parties have caused this Agreement to be executed and delivered as of the date first written above.

UNITY WIRELESS CORPORATION


Per:
    ------------------------------------
    Authorized Signatory


Warrantholder:

Name (print):


----------------------------------------
Signature


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THIS WARRANT AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE OF THIS WARRANT
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION THEREOF IS LEGALLY REQUIRED FOR SUCH TRANSFER OR SUCH TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS.

No.
No. of Shares :
Holder:

Date: April __, 2004

                                     WARRANT

To subscribe for and purchase shares of Common Stock, par value $0.001 (the "Common Stock"), of

                           UNITY WIRELESS CORPORATION.

THIS CERTIFIES that, for value received, Holder or its registered successors and assigns, is entitled to purchase from UNITY WIRELESS CORPORATION, a Delaware corporation (herein called the "Company"), the number of shares of Common Stock of the Company (individually a "Common Share" or a "share of Common Stock", and collectively the "Common Shares" or "shares of Common Stock") set forth above at the initial exercise price of $0.50 (in US funds) per share of Common Stock (the "Exercise Price"). This Warrant shall expire on March 31, 2006, or, if earlier, at the close of business on the 10th calendar day after the Company shall have given to Holder an "Early Expiration Notice" that refers to this paragraph. The Company may give to Holder an Early Expiration Notice on any date (i) on which a registration statement is effective for the shares issuable hereunder and (ii) which is not more than 15 days after the 20th consecutive trading day on which the closing sales price per share of Common Stock was not less than US$1.00. The number of shares of Common Stock to be received upon the exercise of this Warrant and the Exercise Price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

This Warrant is being issued under an agreement of even date herewith between the Company and Holder (the "Agreement"), and the Holder is entitled to all benefits thereunder.

1.    Exercise of Warrants

(a) This Warrant may be from time to time exercised by the Holder, in whole or in part, by the surrender of this Warrant, duly endorsed, at the principal office of the Company and upon payment to the Company of the purchase price of the Common Shares purchased. Payment of the purchase price shall be made by certified or official bank check or checks payable to the order of the Company. The certificate(s) for such Common Shares shall be delivered to the Holder within a reasonable time, not exceeding five days, after the Warrants evidenced hereby shall have been so exercised and a new Warrant evidencing the number of Common Shares remaining to be issued upon exercise of the Warrants shall also be issued to the registered holder within such time unless such Warrants shall have expired.

2.    Anti-Dilution Provisions.

(a) General. The Exercise Price per share shall be subject to adjustment from time to time as hereafter provided. Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the number of shares immediately theretofore subject to this Warrant by the Exercise Price in effect immediately prior to such adjustment, and dividing such amount by the Exercise Price resulting from such adjustment.


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

(b) Stock Splits and Reverse Splits. In the event the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to the subdivision shall be proportionately reduced, and conversely, in the event the outstanding shares of Common Stock of the Company are combined into a smaller number of shares, the Exercise Price in effect immediately prior to the combination shall be proportionately increased.

(c) Reorganizations and Asset Sales. Upon any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (each, a "Combination"), the Company shall enter into an agreement with the surviving or acquiring Person (the "Successor Company") in such Combination confirming the Holder's rights pursuant to this Warrant and providing for the continuation after such Combination of the adjustments provided for in this Warrant, to the end that the Warrant shall effectively be converted into a Warrant of the acquirer on terms set forth herein. Following a Combination, the Warrant shall be exercisable for such number of shares of stock or other securities or property (including cash) to which the Common Stock issuable upon exercise of the Warrant (at the time of such Combination) would have been exchanged for pursuant to such Combination had such Common Stock been outstanding. For example, if the Company is acquired in a transaction in which each share of Common Stock is converted into the right to receive two shares of the acquirer's stock and this Warrant, after giving effect to any other adjustment hereunder (including, without limitation, any adjustment under other provisions of this Section 2, whether in respect of such Combination or otherwise), is then exercisable for 1,000 shares of Common Stock, the Company would enter into an agreement with the acquirer providing that the Warrant would be exercisable for 2,000 shares of the acquirer's stock and which would include the adjustment provisions provided in this Agreement, effectively converting the Warrant into warrants of the acquirer. The provisions of this Section shall similarly apply to successive Combinations involving any Successor Company.

3. Dividends and Distributions. If, after the date hereof and prior to the exercise of this Warrants, the Company shall pay any dividends or make any other distributions to the holders of its Common Stock, upon the exercise of this Warrant the Company shall pay to the Holder the amount of such dividend or distribution which the Company would have paid to Holder had Holder exercised this Warrant in full immediately prior to the record date for such dividend or distribution.

4.    Notices. If at any time prior to the expiration of the Warrants:

      (a) The Company shall declare any dividend or distribution on the Common Stock payable in shares of capital stock of the Company, cash or other property; or

      (b) The Company shall authorize the issue of any options, warrants or rights pro rata to all holders of Common Stock entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

      (c) The Company shall authorize the distribution pro rata to all holders of Common Stock of evidences of its indebtedness or assets (excluding cash dividends or cash distributions paid out of retained earnings or retained surplus); or

      (d) There shall occur any reclassification of the Common Stock, or any consolidation or merger of the Company with or into another corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock) or a sale or transfer to another corporation or other entity of all or substantially all of the properties of the Company; or

      (e) There shall occur the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; then, and in each of such cases, the Company shall deliver to the registered holder hereof at its last address appearing on the books of the Company, as promptly as practicable but in any event at least 60 days prior to the applicable record date (or determination date) mentioned below, a notice stating, to the extent such information is available, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.


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5.    Valid Issuance, Etc. The Company covenants and agrees that all shares of
      Common Stock of the Company which may be issued upon the exercise of this Warrant will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the Holder. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times reserve such number of shares of its capital stock as may be sufficient to permit the exercise in full of this Warrant.

6. Registered Holder. Except as otherwise set forth herein, the Holder shall not be entitled by virtue of ownership of this Warrant to any rights whatsoever as a shareholder of the Company.

7. Transfer. This Warrant may not be sold, pledged, hypothecated or transferred at any time unless the Company shall have received an opinion of counsel to the effect that such transfer would not result in a violation of the provisions of the Securities Act or applicable Canadian securities laws. Any transfer of this Warrant to a transferee, in whole or in part, shall be effected upon surrender of this Warrant, duly endorsed (unless endorsement is waived by the Company), at the principal office or agency of the Company. If this Warrant is being sold, pledged, hypothecated or otherwise transferred, the Company shall issue a new Warrant registered in the name of the appropriate transferee(s). If the right to acquire less than all of the Common Stock issuable upon exercise hereof is being sold, pledged, hypothecated or otherwise transferred, the Company shall issue a new Warrant, in each case for the appropriate number of shares of Common Stock, registered in the name of the Holder and the transferee(s), as applicable. Common Stock of the Company issued upon any exercise hereof may not be sold, pledged, hypothecated or otherwise transferred at any time unless the Company shall have received an opinion of counsel to the effect that such transfer would not result in a violation of the Securities Act or applicable Canadian securities laws.

8. Confirmatory Notices; Restatements. The Company will promptly upon Holder's request from time to time confirm to Holder in writing the number of shares of Common Stock then purchasable by Holder upon exercise of this Warrant and the Exercise Price then in effect. In addition, the Company will on Holder's request and against delivery of this Warrant from time to time issue to Holder an amended and restated Warrant to reflect any adjustments theretofore made in the number of shares then subject hereto and in the Exercise Price.

9.    Miscellaneous.

      (a) All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, by facsimile, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to the address set out in the Agreement or such other address as such Holder shall furnish to the Company in accordance with this Section, or (b) if to the Company, to it at its headquarters office, or to such other address as the Company shall furnish to the Holder in accordance with this Section.

      (b) This Warrant shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state. All disputes hereunder shall be resolved exclusively by arbitration in Newark, New Jersey by the American Arbitration Association, except that any court having jurisdiction may award injunctive and ancillary relief. In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.

      (c) The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.

      (d) The Holder shall be entitled to recover its reasonable legal and actual costs of enforce its rights hereunder.


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      IN WITNESS WHEREOF, UNITY WIRELESS CORPORATION. has caused this Warrant to be signed by a duly authorized officer and this Warrant is dated as of the date set forth above.

                                        UNITY WIRELESS CORPORATION.


                                        By:
                                           -------------------------------------
                                           Name:  Ilan Kenig
                                           Title: President


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                                FORM OF EXERCISE

                         (to be executed by the Holder)

      The undersigned hereby exercises this Warrant for the purchase of _______ shares of common stock, par value $0.001 ("Common Stock"), of UNITY WIRELESS CORPORATION and herewith makes payment of the purchase price in full. Kindly issue certificates for the Common Stock in accordance with the instructions given below. The certificate for the unexercised balance of this Warrant, if any, will be registered in the name of the undersigned.

Dated: ___________________


Instructions for registration of shares:


Name (please print)


Social Security or Other Identifying


Number:


Address:


Street


City, State and Zip Code


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